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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549







                           FORM 8-K

                       Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: July 20, 2001



                       Commission file number 0-29172

                         ProMedCo Management Company

           (Exact name of Registrant as specified in its charter)



                    Delaware                                  75-2529809
         (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization)                 Identification Number)


           1200 Summit Ave. Suite 502
                Fort Worth, Texas                                76102
    (Address of principal executive offices)                  (Zip Code)

                                     (817) 335-5035
                  (Registrant's telephone number, including area code)


                           (Former address since last report)







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Item 5.  Other Events

         On April 4, 2001, ProMedCo Management Company, a Delaware corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court").

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report dated June 30, 2001 is filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                        Description

99.1                    Unconsolidated, Unaudited Monthly
                        Operating Report dated June 30, 2001.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 20, 2001                ProMedCo Management Company




                                      By: /s/ Charles McQueary
                                          Name: Charles McQueary
                                          Title:   Chief Executive Officer

                               Exhibit Index

Exhibit No.                        Description

99.1                    Unconsolidated, Unaudited Monthly
                        Operating Report dated June 30, 2001.